DERIVATIVE INSTRUMENTS - Schedule of Derivatives Instruments Statements of Financial Performance and Financial Position, Location (Details) - Net Investment Hedging - USD ($) $ in Millions	3 Months Ended		6 Months Ended
	Jun. 30, 2024	Jun. 30, 2023	Jun. 30, 2024	Jun. 30, 2023
Derivative Instruments and Hedging Activities Disclosures [Line Items]
Hedged items	$ 15	$ 0	$ 56	$ 0
Derivatives designated as hedging instruments	(14)	0	(55)	0
Investment related gains (losses)	$ 1	$ 0	$ 1	$ 0